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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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ImageWare Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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IMAGEWARE SYSTEMS, INC.
10883 Thornmint Road
San Diego, CA 92127

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 31, 2003

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of ImageWare Systems, Inc., a California corporation (the "Company"). The meeting will be held on Wednesday, December 31, 2003, at 10:00 a.m. local time at the Four Points by Sheraton Rancho Bernardo, 11611 Bernardo Plaza Court, San Diego, California 92128 for the following purposes:

  1.
  To elect the following nominees as directors to serve for the ensuing year and until their successors are elected: S. James Miller, Jr., John Callan, Patrick Downs, John Holleran, David Loesch and Yukuo Takenaka.

  2.
  To ratify the selection by the Audit Committee of the Board of Directors of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2003.

  3.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is December 4, 2003. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors
/s/ JOHN GOTT John Gott Secretary

San Diego, California
December 8, 2003

        YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

ImageWare Systems, Inc.
10883 Thornmint Road
San Diego, CA 92127

PROXY STATEMENT
FOR THE 2003 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 31, 2003

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of IMAGEWARE SYSTEMS, INC. (sometimes referred to as the "Company" or "ImageWare") is soliciting your proxy to vote at the 2003 Annual Meeting of Shareholders. You are invited to attend the annual meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        The Company intends to mail this proxy statement and accompanying proxy card on or about December 10, 2003 to all shareholders of record entitled to vote at the annual meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?

        Only shareholders of record at the close of business on December 4, 2003 will be entitled to vote at the annual meeting. On this record date, there were 9,918,529 shares of common stock outstanding and entitled to vote and 269,400 shares of Series B Preferred Stock outstanding and entitled to vote. The holders of common stock will have one vote for each share of common stock they own as of December 4, 2003. The holders of Series B Preferred Stock will have one vote for each share of common stock into which their shares of Series B Preferred Stock are convertible as of December 4, 2003, with any fractional shares (determined on an aggregate conversion basis for each such holder) being rounded to the nearest whole share. As of December 4, 2003, each share of Series B Preferred Stock was convertible into approximately 0.24 shares of common stock.

  Shareholder of Record: Shares Registered in Your Name

        If on December 4, 2003 your shares of common stock were registered directly in your name with ImageWare's transfer agent, ComputerShare Trust Company, then you are a shareholder of record. If on December 4, 2003 your shares of Series B Preferred Stock were registered directly in your name with ImageWare, then you also are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on December 4, 2003 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

        There are two matters scheduled for a vote:

  •
  Election of six directors; and

  •
  Ratification of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2003.

HOW DO I VOTE?

        You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Shareholder of Record: Shares Registered in Your Name

        If you are a shareholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from ImageWare. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet if so instructed by your broker or bank. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent in whose name the shares are registered. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

HOW MANY VOTES DO I HAVE?

  General

        On each matter to be voted upon, other than the election of directors, holders of common stock will have one vote for each share of common stock they own as of December 4, 2003. Similarly, the holders of Series B Preferred Stock will have one vote for each share of common stock into which their shares of Series B Preferred Stock are convertible as of December 4, 2003, with any fractional shares (determined on an aggregate conversion basis for each such holder) being rounded to the nearest whole share. As of December 4, 2003, each share of Series B Preferred Stock was convertible into approximately 0.24 shares of common stock.

  Election of Directors Under Cumulative Voting

        For the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, holders of common stock would have six (6) votes for each share of common stock they own as of December 4, 2003. Similarly, the holders of Series B Preferred Stock would have six (6) votes for each share of common stock into which their shares of Series B Preferred Stock are convertible as of December 4, 2003, with any fractional shares (determined on an aggregate conversion basis for each such holder) being rounded to the nearest whole share. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. However, you may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting, and at least one shareholder gives notice at the meeting, before the voting, that he or she intends to cumulate votes. Unless your proxyholders (the individuals named on your proxy card) are otherwise instructed, you, by means of the accompanying proxy, will grant your proxyholders discretionary authority to cumulate votes.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) "For" the election of all six nominees for director and (ii) "For" the ratification of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2003. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. Currently we do not anticipate engaging the use of a professional proxy solicitor. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a shareholder of record, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to ImageWare's Secretary at 10883 Thornmint Road, San Diego, CA 92127.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, follow the voting instructions from that organization included with these proxy materials, or contact that organization to determine how you may revoke your proxy.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR NEXT YEAR'S ANNUAL MEETING?

        To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by August 12, 2004, to the Company's Secretary at 10883 Thornmint Road, San Diego, CA 92127. If you wish to bring a matter before the shareholders at next year's annual meeting and you do not notify ImageWare before October 26, 2004, the Company's management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter. Please note, however, that if next year's annual meeting is changed to a date that is more than 30 days from the date of this year's annual meeting, then the foregoing will not apply and the deadlines shall be a reasonable time before the Company begins to print and mail its proxy materials. The Company currently expects to hold its 2004 Annual Meeting of Shareholders no later than May 31, 2004.

HOW ARE VOTES COUNTED?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes. (A "Broker non-vote" occurs when someone holding shares for a beneficial owner does not vote on a particular proposal because the holder does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.) Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

  •
  For the election of directors, the six nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes will have no effect.

  •
  To be approved, Proposal No. 2, the ratification of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2003, must receive a "For" vote from a majority of the shares present and voting, either in person or by proxy (which shares voting affirmatively also must constitute at least a majority of the required quorum). Abstentions and broker non-votes will have no effect.

WHAT IS THE QUORUM REQUIREMENT?

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the Company's outstanding shares of common stock (determined on an as-converted basis) are represented by votes at the meeting or by proxy. On the record date, there were 9,918,529 shares of common stock and 269,400 shares of Series B Preferred Stock outstanding and entitled to vote. Thus, at least 4,991,547 shares of common stock (determined on an as-converted basis) must be represented by votes at the meeting or by proxy to have a quorum.

        Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the meeting may adjourn the meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

        Preliminary voting results are expected to be announced at the annual meeting. Final voting results will be published in the Company's annual report on Form 10-KSB for the year ended December 31, 2003.

PROPOSAL 1

ELECTION OF DIRECTORS

        Effective as of the date of the annual meeting, ImageWare's Board of Directors will consist of six (6) directors. There are six nominees for director this year. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected, or until the director's death, resignation or removal. All of the nominees listed below currently serve as directors of the Company, and were elected by the shareholders.

        The candidates receiving the highest number of affirmative votes by the shares entitled to be voted will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by ImageWare's management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

NOMINEES

        The names of the nominees for director and certain information about them are set forth below.

Name	Age	Principal Occupation/Position Currently Held With the Company
Mr. S. James Miller, Jr.	50	Chief Executive Officer and Chairman of the Board of Directors
Mr. John Callan	57	Director
Mr. Patrick Downs	67	Director
Mr. John Holleran	77	Director
Mr. David Loesch	59	Director
Mr. Yukuo Takenaka	61	Director

        S. James Miller, Jr. has served as the Company's Chief Executive Officer of the Company since 1990 and Chairman of the Board since 1996. He also served as the Company's President from 1990 until 2003. From 1980 to 1990, Mr. Miller was an executive with Oak Industries, Inc., a manufacturer of components for the telecommunications industry. While at Oak Industries, Mr. Miller served as a director and as General Counsel, Corporate Secretary and Chairman/President of Oak Industries' Pacific Rim subsidiaries. Mr. Miller has a J.D. from the University of San Diego School of Law and a B.A. from the University of California, San Diego.

        John Callan was elected to the board in September 2000. In 2002, Mr. Callan co-founded a logistics strategy consulting firm, Ursa Major Associates, LLC, where he serves as its principal. From 1997 to 2002, he was an independent business strategy consultant in the imaging and logistics fields. From 1995 to 1997, he served as Chief Operating Officer for Milestone Systems, a shipping systems software company, and from 1987 to 1995, served as a senior executive at Polaroid Corporation.

        Patrick Downs was elected to the board in August 1994. Since 1997, Mr. Downs has been Chairman of Control Commerce, LLC, an internet e-commerce business. He is also a founding shareholder of NTN Communications, Inc., an interactive television Company, and served as its Chairman and Chief Executive Officer from 1983 to 1997. Since 1999, Mr. Downs has also served on the Board of Directors of Tullamore Corp., a video services company. In 2002, Mr. Downs co-founded DNA Protective Corporation, a private company involved in marketing DNA testing services to the general public through the use of DNA technology which previously was only available to researchers. Mr. Downs serves as Chairman and CEO of DNA Protective Corporation.

        John Holleran was elected to the board in May 1996. Since 1974, Mr. Holleran has been a management and investment consultant. Prior to consulting, Mr. Holleran served as the Chief Financial Officer, Executive Vice President and Chief Operating Officer of Southwest Gas Corporation. He served as Executive Vice President of the Hawaii Corporation, a diversified holding company, and as President and Chairman of Property Research Financial Corporation, a real estate investment and syndication firm, from 1972 to 1974. Mr. Holleran has also served as a director of Kilroy Industries, a national office building and office park developer, as a director of Walker & Lee, a national full service real estate firm, and as a director of NTN Communications, Inc., a company engaged in the interactive television business.

        David Loesch was elected to the board in September 2001 after 29 years of service as a Special Agent with the Federal Bureau of Investigations (FBI). At the time of his retirement from the FBI, Mr. Loesch was the Assistant Director in Charge of the Criminal Justice Information Services Division of the FBI. Mr. Loesch was awarded the Presidential Rank Award for Meritorious Executive in 1998 and has served on the board of directors of the Special Agents Mutual Benefit Association since 1996. He is also a member of the International Association of Chiefs of Police and the Society of Former Special Agents of the FBI, Inc. Mr. Loesch served in the United States Army as an Officer with the 101st Airborne Division in Vietnam. He holds a Bachelor's degree from Canisius College and a Master's degree in Criminal Justice from George Washington University.

        Yukuo Takenaka was elected to the board in April 1997. Mr. Takenaka is a founder and has served as Chairman of The Takenaka Partners Group, a global investment banking and advisory organization with headquarters in Los Angeles since 1989. From 1973 to 1989, Mr. Takenaka was a partner of KPMG Peat Marwick where he was the National Director of their Japanese Practice. Mr. Takenaka is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

BOARD COMMITTEES AND MEETINGS

        During the fiscal year ended December 31, 2002 the Board of Directors held six (6) meetings and acted by unanimous written consent three (3) times. The Board of Directors has an Audit Committee and a Compensation Committee.

        The Audit Committee of the Board of Directors of the Company oversees the Company's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed non-permissible audit services; monitors the rotation of partners of the independent auditors on the Company engagement team as required by law; reviews the financial statements to be included in the Company's Annual Report on Form 10-KSB; and discusses with management and the independent auditors the results of the annual audit and the results of the Company's quarterly financial statements. Three directors comprise the Audit Committee: Messrs. Loesch, Holleran and Takenaka. Mr. Callan was a member of the Audit Committee until February 20, 2003, at which time he resigned from the Audit Committee (but remained a member of the Board of Directors) and Mr. Loesch was selected by the Board of Directors to fill Mr. Callan's seat. The Audit Committee met four (4) times during 2002. All members of the Company's Audit Committee are independent (as independence is defined in Section 121(A) of the American Stock Exchange Listing Standards). Effective in 2002, the Audit Committee revised its written charter, which was then approved by the Board of Directors. This revised Audit Committee Charter is attached as Appendix A to these proxy materials.

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and performs other functions regarding compensation as the Board may delegate. Three outside directors comprise the Compensation Committee: Messrs. Callan, Downs and Holleran. The Compensation Committee met one (1) time during 2002.

        The Board of Directors of the Company currently does not have a nominating committee.

        During the fiscal year ended December 31, 2002, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

(1)
The material in this report is not "soliciting material", is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing, except to the extent the Company specifically incorporates it by reference.

        The Audit Committee of ImageWare's Board of Directors is comprised of three independent directors and operates under a written charter approved by the Board of Directors. The members of the Audit Committee are Yukuo Takenaka (Chairman), David Loesch and Jack Holleran.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based on the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statement in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                      Yukuo Takenaka, Chairman
                      David Loesch
                      Jack Holleran

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected Stonefield Josephson, Inc. as the Company's independent auditors for the fiscal year ending December 31, 2003, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Representatives of Stonefield Josephson, Inc. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Neither ImageWare's Bylaws nor other governing documents or law require shareholder ratification of the selection of Stonefield Josephson, Inc. as the Company's independent auditors. However, the Audit Committee of the Board of Directors is submitting the selection of Stonefield Josephson, Inc. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to ratify the selection of Stonefield Josephson, Inc. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved. For the fiscal year ended December 31, 2002, the Company did not pay Stonefield Josephson, Inc. any fees for the audit of the Company's financial statements or otherwise.

        Change in Independent Auditors    On July 22, 2003, the Audit Committee of the Board of Directors approved the appointment of Stonefield Josephson, Inc. as the Company's independent auditors to audit the Company's financial statements for the fiscal year ending December 31, 2003 in place of PricewaterhouseCoopers LLP.

        The independent auditor's report of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the two years ended December 31, 2002, dated April 11, 2003, included in the Form 10-KSB filed with the SEC on April 15, 2003 states that the Company's losses from operations and net capital deficiency raise substantial doubt about the Company's ability to continue as a going concern. The independent auditor's report of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the two years ended December 31, 2001, dated March 28, 2002, included in the Form 10-KSB filed with the SEC on April 1, 2002, also states that the Company's losses from operations and net capital deficiency raise substantial doubt about the Company's ability to continue as a going concern. Other than the foregoing, PricewaterhouseCoopers LLP report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.

        In connection with the Company's audits for the fiscal years ended December 31, 2001 and 2002, and in the subsequent period before PricewaterhouseCoopers LLP's dismissal on July 29, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that would have caused PricewaterhouseCoopers LLP to report the disagreement if it had not been resolved to the satisfaction of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as an exhibit to the Company's Current Report on Form 8-K dated August 5, 2003.

        During the fiscal years ended December 31, 2001 and 2002 and any subsequent interim period before the Company's engagement of Stonefield Josephson, Inc., the Company did not consult with Stonefield Josephson, Inc. regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

MANAGEMENT

        The following table sets forth the names, ages and positions of the Company's Executive Officers and other individuals serving as directors prior to this annual meeting but not listed in Proposal 1 above:

Name	Age	Principal Position Held With the Company
Mr. S. James Miller, Jr.	50	Chief Executive Officer and Chairman of the Board of Directors
Mr. Wayne Wetherell	51	Sr. Vice President, Administration and Chief Financial Officer
Mr. William Ibbetson	35	Chief Technical Officer and Vice President of Research and Development
Mr. Paul Devermann	48	Senior Vice President and General Manager, Professional Digital Imaging Group
Ms. Lori Rodriguez	39	Senior Vice President, Operations
Mr. Joe Schuler	62	Senior Vice President, Sales and Marketing
Mr. William Willis	44	Senior Vice President, Technology and Business Development
Mr. James Chadwick	30	Director

        Wayne Wetherell has served as the Company's Senior Vice President, Administration and Chief Financial Officer since May 2001. From 1996 to May 2001, he served as Vice President of Finance and Chief Financial Officer. From 1991 to 1996, Mr. Wetherell was the Vice President and Chief Financial Officer of Bilstein Corporation of America, a manufacturer and distributor of automotive parts. Mr. Wetherell holds a B.S. degree in Management and a M.S. degree in Finance from San Diego State University.

        William Ibbetson joined the Company in 1992 as a Field Support Technician and has served as the Company's Chief Technical Officer since April 1996. Mr. Ibbetson has served as the Company's Vice President of Research and Development since November 2000. Mr. Ibbetson holds a Certification in Computer Electronics Technology from Coleman College.

        Paul Devermann has served as Senior Vice President and General Manager, Professional Digital Imaging Group since October 2003. From August 2001 to October 2003, Mr. Devermann served as President of ImageWare Digital Photography Systems LLC. From March 2001 to August 2001, Mr. Devermann served as Senior Vice President of Corporate Development. From 1997 to March 2001, Mr. Devermann served as Vice President of Sales and Business Development. From 1992 to 1997, Mr. Devermann served as the managing director and founding partner of Intra-International Trade and Transactions, an international consulting and trading company that facilitates business transactions between United States and Japanese companies. Mr. Devermann holds a B.S. degree in Marketing from Northern Illinois University and an M.B.A. from the University of Puget Sound.

        Lori Rodriguez has served as Senior Vice President, Operations since October 2003. From October 2002 to October 2003, Ms. Rodriguez served as President of the Company's Law Enforcement Solutions Group. Prior to that, Ms. Rodriguez served as President of the Company's Americas Group from January 2002 to October 2002 and prior to that, as Vice President of Sales and Marketing for the Company. From 1998 until joining the Company in March 2001, Ms. Rodriguez served as Chief Operating Officer of SDCR Business Systems, a point-of-sale systems integrator for the retail and foodservice industries. From 1996 to 1998, Ms. Rodriguez served as the Executive Director of Sales and Marketing at SDCR Business Systems. Ms. Rodriguez holds a B.S. degree in Marketing and an Executive M.B.A. from San Diego State University.

        Joe Schuler has served as Senior Vice President, Sales and Marketing since October 2003. From October 2002 to October 2003, Mr. Schuler served as President of the Company's ID Solutions Group. From 1999 to 2002 Mr. Schuler was Director of Business Development for Fargo Electronics, a manufacturer of plastic card printers and encoding systems. During 1997 and 1998, Mr. Schuler was Corporate Director and Senior Vice President of Sales & Marketing for The Pathways Group. Other previous positions held by Mr. Schuler include Director of Sales & Marketing and Project Management for Schlumberger Smart Cards and Systems; President/CEO for Gemplus Card International Corp (North America); Vice President and General Manager for DataCard Corporation; Director of Smart Card Planning for Visa International; and Vice President of Product Development for Citicorp. Mr. Schuler is a graduate of the Carlson School of Management.

        William Willis has served as Senior Vice President, Technology and Business Development since July 2003. From 2001 until July 2003, Mr. Willis served as the Chief Technology Officer for Iridian Technologies, a developer of authentication technologies based on iris recognition. From 2000 to 2001, Mr. Willis was the Chief Operating Officer of e-dn.com. From 1993 to 2000, Mr. Willis served as Chief Technology Officer and Vice President of Engineering of Access360 (formerly known as Enable Solutions).

        James Chadwick was elected to the board in July 2003. However, he is not a nominee for election at the annual meeting under Proposal 1 above, and his service as a director will therefore not continue beyond the annual meeting. Mr. Chadwick is a managing member of Pacific Coast Investment Partners LLC, a private asset management company founded in October 2002. From 1999 to 2002, Mr. Chadwick was a senior analyst at Relational Investors LLC. Prior to that, Mr. Chadwick was an investment banking analyst at Everen Securities Inc. in 1999 and at Libra Investments, Inc. from 1997 to 1998. In connection with a financing transaction entered into between the Company and L.F. Global Holdings, LLC, a California limited liability company, and Laurus Master Fund, Ltd., a Cayman Islands corporation, the Company agreed to appoint Mr. Chadwick to the Company's Board of Directors.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of the Company's common stock as of November 21, 2003 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
S. James Miller, Jr.(2)	359,191	6%
John Callan(3)	34,615	1%
Patrick Downs(4)	57,421	1%
John Holleran(5)	9,966	*
David Loesch(6)	13,496	*
Yukuo Takenaka(7)	10,823	*
James Chadwick	0	*
Wayne Wetherell(8)	164,560	3%
William Ibbetson(9)	90,951	2%
Paul Devermann(10)	137,480	2%
Lori Rodriguez(11)	60,402	1%
Joe Schuler(12)	45,332	1%
William Willis	0	*
LF Global Holdings LLC(13) 12230 El Camino Real Suite 220 San Diego, CA 92130	2,327,848	29%
Laurus Master Fund Ltd.(14) C/O Ironshore Corporate Services Ltd. P.O. Box 1234 G.T., Queensgate Huse, South Church Street Grand Cayman, Cayman Islands	1,289,213	19%
Total Shares Held By Directors And Executive Officers	984,237	16%

*
Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 5,578,325 shares of common stock outstanding on November 21, 2003, calculated on an as-converted basis and adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for each listed shareholder is c/o ImageWare Systems, Inc. 10883 Thornmint Road, San Diego, CA 92127.

(2)
Mr. Miller serves as Chairman of the Board of Directors and Chief Executive Officer of the Company. Includes 84,679 shares held jointly with spouse and by sons and 232,850 options exercisable within 60 days of the date reported.

(3)
Includes 9,615 options exercisable within 60 days of the date reported.

(4)
Includes 9,304 options exercisable within 60 days of the date reported.

(5)
Includes 9,304 shares exercisable within 60 days of the date reported.

(6)
Includes 8,996 shares exercisable within 60 days of the date reported.

(7)
Includes 10,254 shares exercisable within 60 days of the date reported.

(8)
Includes 134,797 shares exercisable within 60 days of the date reported.

(9)
Includes 83,747 shares exercisable within 60 days of the date reported.

(10)
Includes 110,466 shares exercisable within 60 days of the date reported.

(11)
Includes 60,002 shares exercisable within 60 days of the date reported.

(12)
Includes 333,332 shares exercisable within 60 days of the date reported.

(13)
Includes 1,306,161 shares issuable upon the conversion of convertible debt plus 1,021,687 shares issuable upon the exercise of warrants. The convertible debt was repaid on November 25, 2003.

(14)
Includes 710,900 shares issuable upon the conversion of convertible debt plus 578,313 shares issuable upon the exercise of warrants. The convertible debt was repaid on November 25, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for the following late filings: (i) Form 4 filings for options granted on September 4, 2002 to Messrs. Callan, Downs, Holleran, Loesch and Takenaka and (ii) a Form 3 initial report of ownership and a Form 4 filing for options granted on October 14, 2002 to Mr. Schuler.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        Each non-employee director of the Company receives a monthly retainer of $2,000 for serving on the Board. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy. For the fiscal year ended December 31, 2002, the total amounts paid to non-employee directors were $128,513.98.

        Non-employee directors of the Company are also eligible to receive stock option grants under the 1994 Nonqualified Stock Option Plan (the "Directors' Plan") or the 2001 Equity Incentive Plan (the "2001 Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan and the 2001 Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

        Under the Director's Plan, we have issued options to purchase 18,957 shares at a weighted average exercise price of $8.39. The plan is administered by our board. Subject to the provisions of this plan, the board determines who will receive options, the number of options granted, the manner of exercise and the exercise price of the options. The term of the options granted under the Director's Plan may not exceed five years. No options may be granted after August 31, 2004. The exercise price of the options granted under this plan must be equal to or greater than 85% of the fair market value of the shares of our common stock on the date the option is granted. The term of options granted under the 2001 Plan is 10 years. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change-in-control transaction involving the Company, an equivalent option will be substituted by the successor corporation, provided, however, that the Company may cancel outstanding options upon consummation of the transaction by giving at least thirty (30) days notice.

        During the last fiscal year, the Company granted options under the 2001 Plan covering 23,508 shares to non-employee directors of the Company. John Callan was granted 2,000 options at an exercise price per share of $2.15. The fair market value of such common stock on the date of grant was $2.15 per share (based on the closing sales price reported on the American Stock Exchange for the date of grant). Patrick Downs was granted 5,261 options at an exercise price per share of $4.90 and 2,000 options at an exercise price per share of $2.15. The fair market value of such common stock on the dates of grant was $4.90 and $2.15, respectively, per share (based on the closing sales prices reported on the American Stock Exchange for the date of grant). John Holleran was granted 5,261 options at an exercise price per share of $4.90 and 2,000 options at an exercise price per share of $2.15. The fair market value of such common stock on the dates of grant was $4.90 and $2.15, respectively, per share (based on the closing sales prices reported on the American Stock Exchange for the date of grant). Yukuo Takenaka was granted 2,986 options at an exercise price per share of $4.90 and 2,000 options at an exercise price per share of $2.15. The fair market value of such common stock on the dates of grant was $4.90 and $2.15, respectively, per share (based on the closing sales prices reported on the American Stock Exchange for the date of grant). David Loesch was granted 2,000 options at an exercise price per share of $2.15. The fair market value of such common stock on the date of grant was $2.15 per share (based on the closing sales price reported on the American Stock Exchange for the date of grant). As of November 21, 2003, no options had been exercised by non-employee directors under the Directors' Plan or the 2001 Plan.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table shows, for the fiscal years ended December 31, 2000, 2001 and 2002, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 2002 (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)
Mr. S. James Miller, Jr Chief Executive Officer	2002 2001 2000	266,535 253,614 222,120	— — —		50,000 103,500 89,000	1,022 37,029 5,646	(1)
Mr. Wayne Wetherell Senior Vice President of Administration and Chief Financial Officer	2002 2001 2000	159,466 149,453 139,351	— — —		25,000 47,000 58,000	705 36,539 4,340	(2)
Mr. William Ibbetson Chief Technical Officer and Vice President of Research Development	2002 2001 2000	142,380 133,552 109,097	— — —		12,500 24,000 15,000	232 1,462 2,537	(3)
Mr. Paul Devermann Senior Vice President and General Manager, Professional Digital Imaging Group	2002 2001 2000	155,101 142,002 133,162	— — —		— 34,000 58,000	504 36,510 4,253	(4)
Ms. Lori Rodriguez(5) Senior Vice President, Operations	2002 2001	159,536 102,854	— —		— 80,000	504 368	(6)

(1)
Amount represents payment for term life insurance premium.

(2)
Amount represents payment for term life insurance premium.

(3)
Amount represents payment for term life insurance premium.

(4)
Amount represents payment for term life insurance premium.

(5)
Ms. Rodriguez was first employed by the Company in March 2001.

(6)
Amount represents payment for term life insurance premium.

STOCK OPTION GRANTS AND EXERCISES

        The Company grants options to its executive officers and employees under its 2001 Plan, its 1999 Stock Option Plan (the "1999 Plan"), and its 1994 Employee Stock Option Plan (the "1994 Plan"). As of November 21, 2003, options to purchase a total of 116,020 shares were outstanding and options to purchase 33,933 shares remained available for grant under the 1994 plan. Additionally, options to purchase a total of 342,900 shares were outstanding and options to purchase 6,160 shares remained available for grant under the 1999 Plan. Lastly, options to purchase a total of 911,551 shares were outstanding and options to purchase 87,717 remained available for grant under the 2001 Plan.

        The following tables show for the fiscal year ended December 31, 2002, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

Option Grants in Last Fiscal Year

Name	Number of Securities Underlying Options	% of Total Options(1)	Exercise Or Base Price ($/Sh)	Expiration Date
S. James Miller, Jr.	50,000	19.6%	5.60	1/23/12
Wayne Wetherell	25,000	9.8%	5.60	1/23/12
William Ibbetson	12,500	4.9%	5.60	1/23/12
Paul Devermann	-0-
Lori Rodriguez	-0-

(1)
Percentage calculated based upon a total of 255,508 options granted to employees of the company in 2002.

Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year-End Option Values

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End(1) (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options(2) at Fiscal Year-End ($) Exercisable/Unexercisable
S. James Miller, Jr.	160,936/121,000	$1,563/$2,188
Wayne Wetherell	99,601/59,200	$521/$729
William Ibbetson	63,508/31,783	$417/$583
Paul Devermann	94,184/26,617	$250/$350
Lori Rodriguez	33,334/46,666	$1,667/$2,333

(1)
None of the Named Executive Officers exercised Options during 2002.

(2)
The "Value of Unexercised In-The-Money Options" is the aggregate, calculated on a grant by grant basis, of the product of the number of unexercised options at the end of fiscal year 2002, multiplied by the difference between the exercise price for the grant and the closing price of a share of common stock on the last day of the 2002 fiscal year ($3.05), excluding grants for which the exercise price is greater than the closing price of a share of common stock on that day. The actual value, if any, that will be realized upon the exercise of an option will depend upon the difference between the exercise price of the option and the market price of the common stock on the date that the option is exercised.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

        In September 2000, we entered into an amended employment agreement with Mr. Miller pursuant to which Mr. Miller will serve as President and Chief Executive officer. This agreement is for a three-year term ending December 31, 2004, which period is renewed annually on December 31 of each year for a three-year term unless we give Mr. Miller prior notice of termination. This agreement provides for annual base compensation in the amount of $234,000, which amount will be increased based on cost-of-living increases. Currently, Mr. Miller's annual salary is $261,506. Under this agreement, we will reimburse Mr. Miller for reasonable expenses incurred in connection with our business. Mr. Miller may, within 30 days of a change in control, terminate his employment as of a date not more than 60 days from the date of such change in control by giving 30 days advance written notice. In such event, he will be entitled to payment of his entire unpaid Base Salary for the remaining term of his Employment Agreement, paid in one lump sum, in addition to immediate vesting of all unvested options with, sixty days to exercise the options and a continuation of all of his benefits for a period of 3 years.

        On March 1, 1999, we entered into an amended employment agreement with Mr. Wetherell pursuant to which Mr. Wetherell will serve as our Chief Financial Officer. This agreement was for a term ending April 30, 2002, and has been extended to a term ending April 30, 2003 and extended thereafter for additional one year terms unless either party gives 30 days notice prior to the expiration of a term. This agreement provides for annual base salary in the amount of $112,144, which amount will be increased based on cost-of-living increases and may also be increased based on performance reviews. Currently, Mr. Wetherell's annual salary is $156,457. Under this agreement, we will reimburse Mr. Wetherell for reasonable expenses incurred in connection with our business. Additionally, Mr. Wetherell will be entitled to the full amount of his respective base salary for a period of one year in the event his employment with the Company is involuntarily terminated other than for cause. Upon a change of control, Mr. Wetherell may terminate his employment by giving 30 days advance written notice. In such event he will be entitled to payment of his entire unpaid Base Salary for a period of one year from the date of his termination of employment.

        On March 1, 1999, we entered into an amended employment agreement with Mr. Devermann pursuant to which Mr. Devermann will serve as our Vice President of Sales and Business Development. This agreement was for a term ending February 28, 2002, and has been extended to a term ending March 1, 2003 and extended thereafter for additional one year terms unless either party gives 30 days notice prior to the expiration of a term. This agreement provides for annual base salary in the amount of $103,731, which amount will be increased based on cost-of-living increases and may also be increased based on performance reviews. Currently, Mr. Devermann's annual salary is $150,869. Under this agreement, we will reimburse Mr. Devermann for reasonable expenses incurred in connection with our business. Additionally, Mr. Devermann will be entitled to the full amount of his respective base salary for a period of one year in the event his employment with the Company is involuntarily terminated other than for cause. If there is a change of control, Mr. Devermann may terminate his employment by giving 30 days advance written notice. If he does this, he will be entitled to payment of his entire unpaid Base Salary for a period of one year from the date of his termination of employment.

        On April 15, 2001, we entered into an employment agreement with Lori Rodriguez pursuant to which Ms. Rodriguez will serve as our Vice President of Sales and Marketing. The agreement is for a term ending April 15, 2004. This agreement provides for an annual base salary of $130,000, which amount will be increased based on cost-of-living increases and may also be increased based on performance reviews. Currently, Ms. Rodriguez's annual salary is $157,946. Under this agreement, we will reimburse Ms. Rodriguez for reasonable expenses in connection with our business. Additionally, Ms. Rodriguez is entitled to the full amount of her respective base salary for a period of one year in the event her employment with the Company is involuntarily terminated other than for cause. Upon a change of control, Ms. Rodriguez may terminate her employment by giving 30 days advance written notice. In such event she will be entitled to payment of her entire unpaid Base Salary for a period of one year from the date of her termination of employment.

        "Change of control" is defined in each of the employment agreements as the occurrence of any of the following events: (i) the acquisition by a person of 50% or more of the voting power of the

Company, (ii) a merger or consolidation of the Company with any other corporation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent 50% or more of the total voting power), (iii) the election to the Board of Directors of a majority of directors not nominated by the Company's management, or (iv) the approval by the Company's shareholders of a plan of complete liquidation or sale of substantially all of the Company's assets.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In addition to the employment agreements described above, the Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under California law and the Company's Bylaws.

        During the year ended December 31, 2001, the Company entered into a consulting agreement for business development consulting services with Mr. Callan, a member of the Company's Board of Directors. The agreement, which commenced in August 2001, was for a period of five months and called for a fee of $10,000 per month, plus reimbursable expenses. During the year ended December 31, 2001, the Company recorded expenses of $99,000 under this agreement. As of December 31, 2001, the agreement had expired and was not renewed.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ JOHN GOTT JOHN GOTT Secretary

December 8, 2003

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2002 is available without charge upon written request to John Gott, Corporate Secretary of ImageWare Systems, Inc. 10883 Thornmint Road, San Diego, CA 92127.

APPENDIX A

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE
IMAGEWARE SYSTEMS, INC.

Purpose and Policy

        The primary purpose of the Audit Committee (the "Committee") shall be to act on behalf of the Company's Board of Directors in fulfilling the Board's oversight responsibilities with respect to the Company's corporate accounting and financial reporting processes and audits of financial statements as well as the quality and integrity of the Company's financial statements and reports, as well as the qualifications, independence and performance of the firm or firms of certified public accountants engaged as the Company's independent outside auditors (the "Auditors"). The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 311 of the California Corporations Code.

        The policy of the Committee, in discharging these obligations, shall be to maintain and foster an open avenue of communication between the Committee, the Auditors and the Company's financial management.

Composition

        The Committee shall consist of at least two members of the Board of Directors. The members of the Committee shall satisfy the independence and financial literacy requirements of The American Stock Exchange ("AMEX") applicable to Committee members as in effect from time to time, when and as required by AMEX. At least one member shall satisfy the applicable AMEX financial experience/sophistication requirements as in effect from time to time.

Meetings and Minutes

        The Committee shall hold such regular or special meetings as its members shall deem necessary or appropriate; provided, however, that the Committee shall meet not less than once each calendar quarter. Minutes of each meeting of the Committee shall be prepared and distributed to each director of the Company and the Secretary of the Company promptly after each meeting.

Authority

        The Committee shall have authority to appoint, determine compensation for, at the expense of the Company, and oversee the Auditors as set forth in Section 10A(m)(2) under the Securities Exchange Act of 1934, as amended. The Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Committee, are necessary or appropriate in carrying out its duties. The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall have authority to require that any of the Company's personnel, counsel, Auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Committee or meet with any member of the Committee or any of its special legal, accounting or other advisors and consultants.

Responsibilities

        The Committee shall oversee the Company's financial reporting process on behalf of the Board, shall have direct responsibility for the appointment, compensation and oversight of the work of the

Auditors, who shall report directly and be accountable to the Committee. The Committee's functions and procedures should remain flexible to address changing circumstances most effectively. To implement the Committee's purpose and policy, the Committee shall be charged with the following functions and processes with the understanding, however, that the Committee may supplement or (except as otherwise required by applicable laws or rules) deviate from these activities as appropriate under the circumstances:

        1.     Evaluation and Retention of Auditors. To evaluate the performance of the Auditors, to assess their qualifications and to determine whether to retain or to terminate the existing Auditors or to appoint and engage new auditors for the ensuing year,

        2.     Approval of Audit Engagements. To determine and approve engagements of the Auditors, prior to commencement of such engagements, to perform all proposed audit, review and attest services, including the scope of and plans for the audit, the adequacy of staffing, the compensation to be paid, at the Company's expense, to the Auditors and the negotiation and execution, on behalf of the Company, of the Auditors' engagement letters, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

        3.     Approval of Non-Audit Services. To determine and approve engagements of the Auditors, prior to commencement of such engagements (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services), to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid therefor, which approval may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws and rules, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting.

        4.     Audit Partner Rotation. To monitor the rotation of the partners of the Auditors on the Company's audit engagement team as required by applicable laws and rules and to consider periodically and, if deemed appropriate, adopt a policy regarding rotation of auditing firms.

        5.     Auditor Conflicts. At least annually, to receive and review written statements from the Auditors delineating all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard No. 1, to consider and discuss with the Auditors any disclosed relationships and any compensation or services that could affect the Auditors' objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the Auditors.

        6.     Former Employees of Auditor. To consider and, if deemed appropriate, adopt a policy regarding Committee preapproval of employment by the Company of individuals employed or formerly employed by the Auditors and engaged on the Company's account.

        7.     Audited Financial Statement Review. To review, upon completion of the audit, the financial statements proposed to be included in the Company's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission and to recommend whether or not such financial statements should be so included.

        8.     Annual Audit Results. To discuss with management and the Auditors the results of the annual audit, including the Auditors' assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the Auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

        9.     Quarterly Results. To review and discuss with management and the Auditors the results of the Auditors' review of the Company's quarterly financial statements, prior to public disclosure of quarterly financial information, if practicable, or filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB, and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards.

        10.   Management's Discussion and Analysis. To review and discuss with management and the Auditors, as appropriate, the Company's disclosures contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in its periodic reports to be filed with the Securities and Exchange Commission.

        11.   Press Releases. To review and discuss with management and the Auditors, as appropriate, earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general discussions of the type of information to be disclosed or the type of presentation to be made. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

        12.   Accounting Principles and Policies. To review and discuss with management and the Auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under GAAP related to material items discussed with management and any other significant reporting issues and judgments.

        13.   Risk Assessment and Management. To review and discuss with management and the Auditors, as appropriate, the Company's major financial risk exposures and the steps taken by management to monitor and control these exposures.

        14.   Management Cooperation with Audit. To evaluate the cooperation received by the Auditors during their audit examination, including a review with the Auditors of any significant difficulties with the audit or any restrictions on the scope of their activities or access to required records, data and information, significant disagreements with management and management's response, if any.

        15.   Management Letters. To review and discuss with the Auditors and, if appropriate, management, any management or internal control letter issued or, to the extent practicable, proposed to be issued by the Auditors and management's response, if any, to such letter, as well as any additional material written communications between the Auditors and management.

        16.   National Office Communications. To review and discuss with the Auditors communications between the audit team and the firm's national office with respect to accounting or auditing issues presented by the engagement.

        17.   Disagreements Between Auditors and Management. To review and discuss with management and the Auditors any material conflicts or disagreements between management and the Auditors regarding financial reporting, accounting practices or policies and to resolve any conflicts or disagreements regarding financial reporting.

        18.   Financial Reporting Controls. To confer with management and the Auditors regarding the scope, adequacy and effectiveness of financial reporting controls in effect including any special audit steps taken in the event of material control deficiencies

        19.   Separate Sessions. Periodically, to meet in separate sessions with the Auditors and management to discuss any matters that the Committee, the Auditors or management believe should be discussed privately with the Committee.

        20.   Correspondence with Regulators. To consider and review with management, the Auditors, outside counsel, as appropriate, and, in the judgment of the Committee, such special counsel, separate accounting firm and other consultants and advisors as the Committee deems appropriate, any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

        21.   Complaint Procedures. To establish procedures, when and as required by applicable laws and rules, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        22.   Regulatory and Accounting Initiatives. To review with counsel, the Auditors and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company's financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

        23.   Investigations. To investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

        24.   Proxy Report. To prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        25.   Annual Charter Review. To review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

        26.   Report to Board. To report to the Board of Directors the Company's compliance with legal or regulatory requirements, the performance or independence of the Company's Auditors or such other matters as the Committee deems appropriate from time to time or whenever it shall be called upon to do so.

        27.   General Authority. To perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

        It shall be the responsibility of management to prepare the Company's financial statements and periodic reports and the responsibility of the Auditors to audit those financial statements. These functions shall not be the responsibility of the Committee, nor shall it be the Committee's responsibility to ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP or otherwise comply with applicable laws.

IMAGEWARE SYSTEMS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 31, 2003

        The undersigned hereby appoints S. James Miller, Jr. and Wayne Wetherell, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of ImageWare Systems, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Four Points Sheraton, 11611 Bernardo Plaza Court, San Diego, California, on Wednesday, December 31, 2003, at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

          UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

^ FOLD AND DETACH HERE ^

IMAGEWARE SYSTEMS, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.		FOR all nominees listed below (except as marked to the contrary below).	WITHHOLD AUTHORITY to vote for all nominees listed below.	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
							For	Against	Abstain
1.	To elect directors, whether by cumulative voting or otherwise, to hold office until the next Annual Meeting of Shareholders and until their successors are elected.		☐	☐	2.	To ratify selection of Stonefield Josephson, Inc. as independent auditors of the Company for its fiscal year ending December 31, 2003.	☐	☐	☐
	Nominees:	S. James Miller, Jr., John Callan, Patrick Downs, John Holleran, David Loesch and Yukuo Takenaka.
To withhold authority to vote for any individual nominee, write such nominee's name below:

Dated	, 2003

Signature(s)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

CONTROL NUMBER	^ FOLD AND DETACH HERE ^

PLEASE VOTE, DATE AND PROMPTLY RETURN
THIS PROXY IN THE ENCLOSED RETURN ENVELOPE
WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

QuickLinks

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
BOARD COMMITTEES AND MEETINGS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
APPENDIX A AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE IMAGEWARE SYSTEMS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 31, 2003